UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020
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Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Pride Lane SW, Decatur, AL 35603
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01
Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 9, 2020, Lakeland Industries, Inc. (the “Company”) dismissed Friedman LLP (“Friedman”), its independent registered public accounting firm. The decision to dismiss Friedman was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of Friedman on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years ended January 31, 2020 and 2019, and during the subsequent interim period preceding such dismissal, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for such years. In addition, during that time there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that the report of Friedman on the effectiveness of internal control over financial reporting of the Company as of January 31, 2020 identified a material weakness in internal control over financial reporting. The report of Friedman indicated that the Company did not design, implement, and consistently operate effective process-level controls over the product costing and valuation process to ensure the appropriate valuation of the inventory on hand at year-end.

The Company has provided Friedman with a copy of the foregoing disclosures and has requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein, each as required by SEC rules, and, if not, stating the respects in which it does not agree. A copy of Friedman’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective as of July 14, 2020, the Audit Committee of the Company’s Board of Directors engaged Deloitte & Touche LLP (“Deloitte”) as the new independent registered public accountants of the Company.

During the two most recent fiscal years and through the interim period preceding the engagement of Deloitte, neither the Company, nor anyone on its behalf, consulted with Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on any of the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01
Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Friedman LLP to the Securities and Exchange Commission, dated July 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: July 13, 2020	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of Friedman LLP to the Securities and Exchange Commission, dated July 13, 2020.